UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2024

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.
By letter dated April 24, 2024, The Nasdaq Stock Market LLC (“Nasdaq”) notified Mitek Systems, Inc. (the “Company”) that it had regained compliance with Nasdaq Listing Rule 5250(c) (the “Listing Rule”).
As previously disclosed, the Company received a delisting determination (the “Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying the Company that the Staff initiated a process to delist the Company’s securities from Nasdaq as a result of the Company not being in compliance with the Listing Rule, which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”), due to the Company's failure to timely file its Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (the “Form 10-K”). The Company subsequently did not timely file the Q1 Form 10-Q for the fiscal quarter ended December 31, 2023 (the “Q1 Form 10-Q”) because the Q1 Form 10-Q could not be prepared until the Form 10-K was filed.
The Company attended the previously announced and scheduled March 19, 2024 hearing before the Panel and requested the continued listing of its securities on the Nasdaq Capital Market pending its return to compliance with the Listing Rule.
The Company filed its Form 10-K on March 19, 2024 and the Q1 Form 10-Q on April 15, 2024.
In addition to being notified that it had regained compliance with the Listing Rule, the April 24, 2024 letter also notified the Company that the Panel had determined to monitor the Company’s compliance with the Listing Rule through April 24, 2025, in accordance with Nasdaq Listing Rule 5815(d)(4)(B) (the “Panel Monitor”). During the Panel Monitor, in the event the Company becomes non-compliant with the Listing Rule, and notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to provide a compliance plan for the Staff’s review and the Staff will not be permitted to grant additional time to the Company to regain compliance with the Listing Rule. Instead, the Staff will be obligated to issue a delist determination, at which time the Company may request a new hearing before the Panel to request an extension to regain compliance.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

April 24, 2024	By:	/s/ David Lyle
David Lyle
Chief Financial Officer